UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 7, 2005

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of September 1, 2005, providing for the issuance of Thornburg Mortgage Pass-Through Certificates, Series 2005-3)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-127589	74-2440850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                 No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01.  Other Events

The Registrant registered issuances of its Thornburg Mortgage Securities Trust Mortgage Loan Pass-Through Certificates Series 2005-3 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-127589) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $2,725,778,100 aggregate principal amount of Class A1, Class A2, Class A3, Class A4, Class A-X, Class B1, Class B2, Class B3 and Class R Certificates of its Thornburg Mortgage Securities Trust Mortgage Loan Pass-Through Certificates, Series 2005-3 on September 30, 2005.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated September 26, 2005, as supplemented by the Prospectus Supplement dated September 26, 2005 (the “Prospectus Supplement”), to file information relating to the purchase of additional mortgage loans by the Registrant.

Pursuant to a transfer supplement dated as of October 7, 2005 (the “Transfer Supplement No. 1”), supplementing the Mortgage Loan Sale and Assignment Agreement dated as of September 1, 2005, between Thornburg Mortgage Home Loans, Inc. as seller and Structured Asset Securities Corporation (the “Depositor”), as purchaser, the Depositor acquired on October 7, 2005, mortgage loans having an aggregate Scheduled Principal Balance as of the Subsequent Cut-Off Date of $262,157,516.71 identified on the Mortgage Loan Schedule attached as Schedule I to the Transfer Supplement No. 1 (the “Subsequent Mortgage Loans”), for inclusion in the Thornburg Mortgage Securities Trust 2005-3 (the “Trust”).  The Trust was established pursuant to a Trust Agreement dated as of September 1, 2005 (the “Trust Agreement”), among the Depositor, LaSalle Bank National Association, as trustee, Wells Fargo Bank, N.A., as master servicer and as securities administrator, Thornburg Mortgage Home Loans, Inc., as seller, and Wilmington Trust Company, as Delaware trustee.  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

99.1

Transfer Supplement No. 1 dated as of October 7, 2005, between Structured Asset Securities Corporation, as depositor, and Thornburg Mortgage Home Loans, Inc., as seller.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES
CORPORATION

By:  /s/ Mary Stone

       Name: Mary Stone

       Title:   Vice President

Dated:  October 7, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Transfer Supplement No. 1 dated as of October 7, 2005, between Structured Asset Securities Corporation, as depositor, and Thornburg Mortgage Home Loans, Inc., as seller.